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                                                                     Exhibit 4.4


                     NON-QUALIFIED STOCK OPTION AGREEMENT


      This Non-Qualified Stock Option Agreement (this "Agreement") is entered into between Cyber-Care, Inc., a Florida corporation (the "Company"), and Vince Colwell (the "Optionee"), this 1st day of August, 1999. This Agreement is in consideration of the Optionee's employment with the Company. In consideration of the mutual promises and covenants made herein, the parties hereby agree as follows:

      1. GRANT OF OPTION. The Company grants to the Optionee an option (the "Option") to purchase from the Company all or any part of a total of 100,000 shares (collectively, the "Option Shares") of the common stock, par value $0.0025 per share, of the Company (the "Common Stock"), at a price of $1.25 per share. The Option is granted as of the date hereof.

      2. CHARACTER OF OPTION. This Option is not an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

      3. TERM. This Option will expire three years from the date the Option vests.

      4. VESTING. Subject to such further limitations as are provided in this Agreement, the Option will become exercisable in three installments, as follows:

            (1) the Optionee may purchase (33,333) Option Shares cumulatively beginning August 1, 2000,

            (2) the Optionee may purchase (33,333) Option Shares cumulatively beginning August 1, 2001, and

            (3) the Optionee may purchase the remaining (33,334) Option Shares cumulatively beginning August 1, 2002.

      5. PROCEDURE FOR EXERCISE. Exercise of this Option or a portion hereof shall be effected by the Optionee's giving of written notice of intent to exercise in the form of Exhibit A to the Company at the offices of the Company located at 1903 South Congress Avenue, Suite 400, Boynton Beach, Florida 33426, and paying the purchase price prescribed in Section 1 above for the Option Shares to be acquired pursuant to the exercise.

      6. PAYMENT OF PURCHASE PRICE. The purchase price for any Option Shares purchased will be paid at the time of exercise of this Option either (i) in cash, (ii) by certified or cashier's check, or (iii) in any other form of valid consideration, as permitted by the Company in its sole discretion at the time of exercise.



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      7. TAX WITHHOLDING. CONDITION PRECEDENT. The issuances of Option Shares pursuant to the exercise of this Option are subject to the condition that if at any time the Company determines, in its discretion, that the satisfaction of withholding tax or other withholding liabilities under any federal, state or local law is necessary or desirable as a condition of, or in connection with such issuances, then the issuances will not be effective unless the withholding has been effected or obtained in a manner acceptable to the Company.

            (1) MANNER OF SATISFYING WITHHOLDING OBLIGATION. When the Optionee is required to pay to the Company an amount required to be withheld under applicable income tax laws in connection with the purchase of Option Shares upon exercise of this Option, such payment may be made (i) in cash, (ii) by check, or
(iii) in any other form of valid consideration, as permitted by the Company in its discretion.

      8. TRANSFERABILITY. This Option shall not be transferable other than by will or by the laws of descent and distribution.

      9. ADJUSTMENT. If the outstanding Common Stock is increased, decreased, changed into or exchanged for a different number or kind of shares or securities through merger, consolidation, combination, exchange of shares, other reorganization, recapitalization, reclassification, stock dividend, stock split or reverse stock split, an appropriate and proportionate adjustment will be made in the number or kind of shares purchasable under any unexercised portion of this Option. Any such adjustment will be made without change in the aggregate purchase price applicable to the unexercised portion of this Option, but with a corresponding adjustment in the purchase price for each Option Share purchasable under this Option. The foregoing adjustments and the manner of application of the foregoing provisions will be determined solely by the Company, and any such adjustment may provide for the elimination of fractional share interests.

      10. AMENDMENT. This Agreement may be amended by an instrument in writing signed by both the Company and the Optionee.

      11. NO RIGHT TO EMPLOYMENT. The grant of this Option does not entitle the Optionee to any term of continued employment with the Company. Except as otherwise provided in a written employment agreement between the Optionee and the Company, the Company reserves the right to terminate the Optionee's employment at will, at any time, and for any reason or no reason at all.

      12. COMPLIANCE WITH SECURITIES LAWS. Option Shares will not be issued unless the issuance and delivery of the Option Shares (and the exercise of this Option, if applicable) complies with all relevant provisions of federal and state law, including, without limitation, the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder and the requirements of any stock exchange upon which the Option Shares may then be listed, and will




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be further subject to the approval of counsel for the Company with respect to such compliance. The Optionee agrees to furnish evidence satisfactory to the Company, including, without limitation, a written and signed representation letter and consent to be bound by any transfer restrictions imposed by law, legend, condition or otherwise, and a representation that the Option Shares are being acquired only for investment and without any present intention to sell or distribute the Option Shares in violation of any federal or state law, rule or regulation. Further, the Optionee consents to the imposition of a legend and stop transfer instructions on the certificate representing the Option Shares issued pursuant to the exercise of this Option restricting their transferability as required by law or by this Section.

      13. NO RIGHTS OF SHAREHOLDER. Prior to the issuance of Option Shares purchased upon exercise of the Option, the Optionee will not have any rights or privileges of a shareholder of the Company.

      14. MISCELLANEOUS. This Agreement will be construed and enforced in accordance with the laws of the State of Florida, excluding any principle or provision thereof that would require application of the laws of any other jurisdiction, and will be binding upon and inure to the benefit of any successor or assign of the Company and any executor, administrator, trustee, guarantor or other legal representative of the Optionee.



                                    THE COMPANY:

                                    CYBER-CARE, INC.


                                    By: /s/ MICHAEL F. MORRELL
                                        ---------------------------------
                                        Michael F. Morrell, CEO

                                    THE OPTIONEE:


                                    By: /s/ VINCE COLWELL
                                        ---------------------------



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                                 EXHIBIT "A"


                   NOTICE OF EXERCISE OF OPTION TO PURCHASE
                           SHARES OF COMMON STOCK OF
                               CYBER-CARE, INC.


      The undersigned does by this notice request that CYBeR-CARE, Inc., a Florida corporation (the "Company"), issue to the undersigned that number of shares of common Stock specified below (the "Shares") at the price per Share specified below pursuant to the exercise of the undersigned's option under the Non-Qualified Stock Option Agreement (the "Option") dated August 1, 1999 between the undersigned and the Company.

      Simultaneously herewith, the undersigned delivers to the Company the purchase price for the Shares (i.e., that amount which is obtained by multiplying the number of Shares for which the Option is being exercised by the price specified), by cash or certified check.

      The undersigned hereby represents and warrants that the undersigned is acquiring the Shares for the undersigned's own account and not on behalf of any other person and without any present view to making a public offering or distribution of same and without any present intention of selling same at any particular time or at any particular price or upon the occurrence of any particular event or circumstance.

      The undersigned acknowledges and understands that in connection with the acquisition of the Shares by the undersigned:

15. If the undersigned is required to file a Form 144 with the Securities and Exchange Commission in connection with sales of the Shares pursuant to Rule 144 under the Securities Act of 1933, as amended (the "Act"), the undersigned shall mail a copy of such Form to the Company at the same time and each time the undersigned mails a copy to the Securities and Exchange Commission.


      A.    Date of Non-Qualified Option Agreement: August 1, 1999

      B.    Number of shares covered by Option: 100,000

      C. Number of Shares of Common Stock actually to be purchased at this time (must be 100 Shares or whole multiples thereof): ____________

      D.    Exercise price per Share: $1.25




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      E.    Aggregate price to be paid for Shares actually purchased (D multiplied by C): $_____________


      Dated:_____________________



                                    Very truly yours,



                                    Holder Name

                                    Residence:






ACCEPTED:

CYBeR-CARE, INC.


By: ____________________________

Name: __________________________

Title: _________________________


Dated: _________________________





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